UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported)     MAY 5, 2006
                                                            --------------------

                            NBOG BANCORPORATION, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            001-16413                                   58-2554464
--------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)

     807 DORSEY STREET, GAINESVILLE, GEORGIA                  30501
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)

                                 (770) 297-8060
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01.    Entry into a Material Definitive Agreement.

     As previously announced, on May 5, 2006, NBOG Bancorporation, Inc. ("NBOG") and Nuestra Tarjeta de Servicios, Inc. ("NTS") entered into an Agreement and Plan of Merger (the "Merger Agreement"), that provides, among other things, for NBOG to be merged with and into NTS in a two-step merger (the "Merger").

     Under the terms of the Merger Agreement, the aggregate merger consideration payable to NBOG shareholders and option holders will equal $6,500,000 less various amounts incurred prior to closing, which include the cost of tail insurance, payments, if any, for termination fees and similar change in control payments, and legal, accounting, investment advisor and any similar fees incurred by NBOG in connection with the Merger.

     The Merger Agreement also provides that all outstanding NBOG stock options and warrants, whether vested or unvested, will immediately and fully vest and convert into the right to receive the spread between the shareholder consideration and the exercise price. All warrants and options with exercise prices greater than the shareholder consideration will be cancelled without consideration.

     Completion of the Merger is subject to various closing conditions, including (a) approval of the Merger Agreement by the shareholders of NBOG and, if necessary, NTS; (b) receipt of requisite regulatory approvals; (c) NBOG maintaining an allowance for loan losses of not less than 3.0% of outstanding loans; (d) NTS obtaining financing to consummate the Merger; (e) absence of any law or order prohibiting the completion of the Merger; (f) subject to certain exceptions, the accuracy of the representations and warranties of the other party; and (g) material compliance by the other party with its covenants.

     In connection with the execution of the Merger Agreement, NTS entered into Shareholder Support Agreements, dated as of May 5, 2006 (the "Support Agreements"), with the executive officer and directors of NBOG. Under the Support Agreements, the executive officer and directors agreed to vote their shares of NBOG common stock in favor of the Merger and agreed that they will not vote those shares in favor of another acquisition transaction.

     The Merger Agreement contains certain termination rights for both NBOG and NTS and further provides that, upon termination of the Merger Agreement under specified circumstances, NBOG may be required to pay NTS a cash termination fee of $350,000.

     NBOG Bancorporation will be filing a proxy statement concerning the transaction with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov. In addition, documents filed with the SEC by NBOG Bancorporation will be available free of charge from the Corporate Secretary of NBOG Bancorporation at 807 Dorsey Street, Gainesville, Georgia 30501, Telephone (770) 297-8060. SHAREHOLDERS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE ACQUISITION OF NBOG BANCORPORATION, INC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: May 11, 2006.
                                        By: /s/ W. Bryan Hendrix
                                            --------------------------
                                        Name: W. Bryan Hendrix
                                              ------------------------
                                        Title: Chief Financial Officer
                                               -----------------------